Exhibit 10.2


                       REGISTRATION RIGHTS AGREEMENT
                       _____________________________


     This Registration Rights Agreement (this "Agreement") is made and entered into as of June 2, 2004, by and among J Net Enterprises, Inc., a Nevada corporation (the "Company"), and the holders listed on the signature pages hereto and their successors and assigns (individually, a "Holder" and collectively, the "Holders").

                                  RECITALS

     WHEREAS, the Company, Epoch Investment Partners, Inc., a Delaware corporation ("Epoch"), and Epoch Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), have entered into an Agreement and Plan of Merger, dated as of June 2, 2004 (the "Merger Agreement"), which provides for the merger of Merger Sub with and into Epoch (the "Merger");

     WHEREAS, in connection with the Merger, each Holder is to receive shares of common stock, par value $0.01 per share, of the Company (the "Common Stock"), as further described in the Merger Agreement;

     WHEREAS, the Company intends to issue the Common Stock to the Holders in the Merger without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemptions provided by
Section 4(2) of the Securities Act and applicable state securities laws;
and

     WHEREAS, it is a condition precedent to the consummation of the Merger that the Company provide the Holders with the registration rights set forth herein.

     NOW, THEREFORE, intending to be legally bound and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Certain Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

     "Closing Date" shall mean the date upon which the Merger is consummated.

     "NASD" shall mean the National Association of Securities Dealers, Inc.

     "Nasdaq" shall mean the Nasdaq Stock Market Inc.

     "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, each as amended or supplemented by any prospectus supplement relating to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement and by all other amendments and supplements to any such prospectus, and in each case including all material incorporated by reference therein.

     "Registrable Shares" shall mean the Shares, excluding (i) Shares for which a Registration Statement relating to the sale thereof shall have become effective under the Securities Act and which have been disposed of under such Registration Statement, (ii) Shares sold pursuant to Rule 144 under the Securities Act and (iii) Shares eligible for sale pursuant to Rule 144(k) under the Securities Act.

     "Registration Statement" shall mean any registration statement of the Company on an appropriate form filed under the Securities Act with the SEC for the offer and sale of any Registrable Shares, together with all amendments and supplements to such registration statement, including any pre- and post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

     "SEC" shall mean the Securities and Exchange Commission.

     "Shares" shall mean the shares of Common Stock issued to any Holder in connection with the Merger, as appropriately adjusted on account of any stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

     2. Registration.

        (a) Demand Registrations. At any time after December 2, 2004, each of William W. Priest and Berenson Epoch LLC (collectively, the "Lead Holders") may each make up to two (2) written requests (provided in each case such Lead Holder has not registered Registrable Shares pursuant to this Section 2 within 120 days prior to such request) to the Company for registration with the SEC under and in accordance with the provisions of the Securities Act of the Registrable Shares (a "Demand Registration"). Within ten (10) days after receipt of such request, the Company shall give written notice of such requested registration to all other Holders of Registrable Shares and will include in such registration all Registrable Shares with respect to which the Company has received written requests for inclusion within thirty (30) days after the Company gives such notice. Unless expressly agreed to by the participating Lead Holder, no securities of the Company or of any other person other than Registrable Shares shall be included in a Demand Registration except pursuant to the exercise of any piggyback registration rights granted on or prior to the date hereof. Except as otherwise provided herein, a registration will not count as a Demand Registration until it has become effective and the Holders of the Registrable Shares included in such registration are legally permitted to sell all of their Registrable Shares that are requested to be so included unless the participating Lead Holder fails to take such actions as are required on his or its part to cause the registration to become effective, in which case such registration shall count as a Demand Registration.

        (b)"Piggy-Back" Registrations. If at any time after December 2, 2004, the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with an acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), then the Company shall send to each Holder who has a right to have Registrable Shares covered by a Registration Statement pursuant to this Agreement written notice of such determination and, if within fifteen (15) days after the date of such notice, such Holder shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Shares such Holder requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Shares with respect to which such Holder has requested inclusion hereunder as the underwriter shall permit. Any exclusion of Registrable Shares shall be made pro rata among Holders seeking to include Registrable Shares, in proportion to the number of Registrable Shares sought to be included by such Holders; provided, however, that the Company shall not exclude any Registrable Shares unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Shares; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Shares shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement. If an offering in connection with which a Holder is entitled to registration under this Section 2 is an underwritten offering, then each Holder whose Registrable Shares are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Shares in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

        (c) Registration Procedures. In connection with the foregoing registration, the Company will as expeditiously as possible and at its expense:
            (i) cause the Registration Statement to become or be declared effective as soon as practicable after such filing and to remain effective until the earlier of two years or until all Registrable Shares covered thereby have been sold;

            (ii) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective, and otherwise as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by such Registration Statement in accordance with the intended methods of disposition by the holders of the Registrable Shares set forth in such Registration Statement;

            (iii) furnish to a single designated representative of all of the holders of Registrable Shares (the "Representative") and the underwriters, if any, of the Registrable Shares such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as such Representative or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares of the holders or the sale of such Registrable Shares by such underwriters;

            (iv) cause all Registrable Shares to be listed on each securities exchange on which similar securities issued by the Company are then listed;

            (v) provide a transfer agent and registrar for all Registrable
     Shares;

            (vi) notify the Representative, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any prospectus forming a part of such Registration Statement has been filed;

            (vii) notify the Representative of any request by the SEC for the amending or supplementing of such Registration Statement or prospectus or for additional information;

            (viii) prepare and promptly file with the SEC and immediately notify the Representative of the filing of such amendment or supplement to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

            (viii) prior to the filing of any Registration Statement or prospectus or any amendment or supplement to such Registration Statement or prospectus, furnish a copy thereof to a designated counsel for the Representative and refrain from filing any such Registration Statement, prospectus, amendment or supplement to which such counsel to the Representative shall have reasonably objected in a timely manner on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, unless, in the case of an amendment or supplement, in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable laws.

     3. State Securities Laws. Subject to the conditions set forth in this Agreement, the Company shall, in connection with the filing of any Registration Statement hereunder, file such documents as may be necessary to register or qualify the Registrable Shares under the securities or blue sky laws of such states as any Holder may reasonably request, and the Company shall use reasonable efforts to cause such filings to become effective; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process in any such state. Once effective, the Company shall use reasonable efforts to keep such filings effective until the date on which such Registration Statement ceases to be effective. The Company shall notify counsel of the Holders of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale under the securities or blue sky laws of any jurisdiction or the initiation of any threat of any proceeding for such purpose.

     4. Registration Expenses. The Company shall bear all expenses incurred by the Company or the Holders (except for brokerage commissions and transfer taxes incurred by any such Holder) in connection with any registration of the Registrable Shares pursuant to this Agreement, including, without limitation: (a) all SEC and NASD registration and filing fees; (b) all fees and expenses incurred in connection with compliance with state securities or blue sky laws; (c) the fees and expenses incurred by the Company in connection with the listing of the Common Stock (including the Registrable Shares) on, and compliance with the rules of, a national securities exchange or Nasdaq; (d) all expenses of any persons in preparing, word processing, printing and distributing any Registration Statement, Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement; and (e) the fees and disbursements of counsel and the accountants of the Company.

     5. Covenants of the Company. The Company hereby agrees, if and whenever the Company is required by the provisions of this Agreement to effect the registration of Registrable Shares under the Securities Act, that it will:

        (a) make available to each Holder, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other agent or representative retained by any such Holder or underwriter (each an "Inspector"), all financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors, employees, agents, accountants and auditors to supply all information reasonably requested by any such Inspector in connection with such Registration Statement;

        (b) in connection with an underwritten offering, cause its counsel to deliver an opinion to the underwriters in customary form and updates thereof, its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters, and its independent public accountants to provide a comfort letter to the underwriters in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings and updates thereof;

        (c) enter into any reasonable underwriting agreement required by the proposed underwriter or underwriters for the Holders, if any, and take all other actions as any Holder may reasonably request in order to facilitate the disposition of the Registrable Shares pursuant to a Registration Statement; and

        (d) during the period when any Prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     6. Covenants of the Holders. Each Holder hereby agrees (i) to cooperate with the Company and to furnish to the Company all such information concerning its plan of distribution and its ownership interests with respect to its Registrable Shares in connection with the preparation of a Registration Statement and any filings with any state securities commissions as the Company may reasonably request, and (ii) to deliver or cause delivery of the Prospectus contained in such Registration Statement to any purchaser of the Registrable Shares covered by such Registration Statement from the Holder.

     7. Indemnification.

        (a) The Company hereby agrees to indemnify each Holder, each underwriter (as defined in the Securities Act) and their respective officers, directors, employees, agents, representatives and affiliates, and each person or entity, if any, that controls such Holder or underwriter within the meaning of the Securities Act (each an "Indemnitee"), against any and all losses, claims, damages, actions, liabilities, costs and expenses (including, without limitation, reasonable fees, expenses and disbursements of attorneys), joint or several, arising out of or based upon, (i) any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any Registration Statement or Prospectus, (ii) any untrue or alleged untrue statement of a material fact contained in any Registration Statement or any Prospectus, or (iii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable to such Indemnitee or any other person to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof), cost or expense arises out of or is based upon (A) an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact made in such Registration Statement or Prospectus in reliance upon and in conformity with written information regarding such Indemnitee, its plan of distribution or its ownership interests, which was furnished to the Company by or on behalf of such Indemnitee expressly for use therein unless such statement or omission was corrected in a writing delivered to the Company prior to the date of the final Prospectus (as supplemented or amended, as the case may be), or
(B) the failure by such Indemnitee to deliver or cause to be delivered the most current Prospectus furnished by the Company to such Indemnitee to any purchaser of the Registrable Shares covered by such Registration Statement through no fault of the Company.

        (b) Each Holder hereby agrees, severally and not jointly, to indemnify each other Holder (and the officers, directors, employees, agents, representatives and affiliates of each such Holder), the Company, its officers, directors, employees, agents, representatives and affiliates, and each person or entity, if any, that controls the Company within the meaning of the Securities Act, against any and all losses, claims, damages, actions, liabilities, costs and expenses (including, without limitation, reasonable fees, expenses and disbursements of attorneys), arising out of or based upon (i) any untrue statement or alleged untrue statement of material fact or an omission or alleged omission to state a material fact made in such Registration Statement or Prospectus in reliance upon and in conformity with written information regarding such Holder, its plan of distribution or its ownership interests, which was furnished to the Company by or on behalf of such Holder expressly for use therein unless such statement or omission was corrected in a writing delivered to the Company prior to the date of the final Prospectus (as supplemented or amended, as the case may be), or (ii) the failure by such Holder to deliver or cause to be delivered the most current Prospectus furnished by the Company to the Holder to any purchaser of the Registrable Shares covered by such Registration Statement through no fault of the Company.

        (c) In the event the Company, any Holder or other person receives a complaint, claim or other notice of any liability or action, giving rise to a claim for indemnification under paragraph (a) or (b) above, the person claiming indemnification under such paragraph shall promptly notify the person against whom indemnification is sought of such complaint, claim, notice or action, and the indemnifying party shall have the right to investigate and defend any such loss, claim, damage, action or liability; provided that the failure to promptly give notice shall not relieve the indemnifying party from any liability except to the extent that it is materially prejudiced by the failure or delay of the indemnified party in giving such notice. If any such complaint, claim or other notice of any liability or action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel shall be at the expense of the indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties different from or in addition to those available to the indemnifying party or parties, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action or has failed to employ counsel reasonably satisfactory to such indemnified party, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party. The indemnifying party shall not, unless there exists a conflict of interest among the indemnified parties, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any time for all such indemnified parties. All such fees, disbursements and other charges shall be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party shall not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 7 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding, (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party and (iii) does not commit the indemnified party to take, or to forbear to take, any action. If a settlement is reached with such consent or if a final judgment is entered for the plaintiff, the indemnifying party agrees to indemnify any indemnified party from and against any loss or liability by reason of such settlement or judgment.

        (d) The agreements contained in this Section 7 and Section 8 below shall survive the sale of the Registrable Shares pursuant to a Registration Statement and shall remain in full force and effect regardless of the termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

     8. Contribution. If the indemnification provided for in Section 7 is unavailable to an indemnified party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the indemnified party harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Indemnitee, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and each of the Holders agrees that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

     Notwithstanding the provisions of this Section 8, no Holder shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale of Registrable Shares exceeds the amount of any damages that the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

     9. Suspension of Registration Statement.

        (a) The Company shall immediately notify counsel of the Holders of, and confirm in writing, the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement with respect to such Holder's Registrable Shares or the initiation of any proceedings for that purpose. The Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement as soon as practicable.

        (b) Notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation under this Agreement to cause a Registration Statement and any filings with any state securities commission to become effective or to amend or supplement a Registration Statement or Prospectus included therein shall be suspended (i) in the event and during such period as unforeseen circumstances exist that would require additional disclosure of material information that would make it impractical or unadvisable, in the determination of the Board of Directors of the Company, to cause the Registration Statement or such filings to become effective or to amend or supplement the Registration Statement or Prospectus included therein, or (ii) the effectiveness of the Registration Statement or such filings or an amendment of or supplement to the Registration Statement or Prospectus included therein could, in the good faith determination of the Board of Directors of the Company, interfere with a proposed financing, acquisition or reorganization, the conduct or outcome of any litigation or would require the disclosure of information that the Company has a bona fide purpose for preserving as confidential (each, a "Suspension Event"); provided, however, that, unless otherwise required by applicable law, there shall not be more than three (3) Suspension Events in any 12-month period; and provided further that no Suspension Event shall exceed sixty (60) days. The Company shall notify counsel to the Holders in writing of the existence and, to the extent possible under applicable law, nature of any Suspension Event.

        (c) Each Holder agrees that, following the effectiveness of any Registration Statement relating to the Registrable Shares of such Holder, such Holder will not effect any sales of the Registrable Shares pursuant to such Registration Statement or any filings with any state securities commissions at any time after such Holder has received written notice from the Company to suspend sales as a result of the occurrence or existence of any Suspension Event or so that the Company may correct or update such Registration Statement or filing in accordance with Section 2(f). Such Holder may recommence effecting sales of the Registrable Shares pursuant to such Registration Statement or filing upon further notice to such effect from the Company which notice shall be given by the Company promptly after the conclusion of any such Suspension Event.

     10. Market Stand-Off. Each Holder whose Registrable Shares are covered by a Registration Statement filed pursuant to Section 2 agrees, if requested by the Company in the case of a Company-initiated nonunderwritten offering, or if requested by the managing underwriter or underwriters in a Company-initiated underwritten offering, not to effect any public sale or distribution of any of the securities of the Company, including a sale pursuant to Rule 144 under the Securities Act, (except as part of such Company-initiated offering) during the 45-day period beginning on the date of commencement of such Company-initiated offering (the "Holdback Period"), to the extent timely notified in writing by the Company or the managing underwriter or underwriters.

     11. Compliance with Rule 144. The Company will use its best efforts to file with the SEC such information as is required under the Exchange Act, for so long as there are Holders of Registrable Shares and to take all action as may be required as a condition to the availability of Rule 144 under the Securities Act. The Company shall use its best efforts to facilitate and expedite transfers of Registrable Shares pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Shares.

     12. Rule 144A Information. The Company shall, upon written request of any Holder, provide to such Holder in connection with a transfer of Registrable Shares, such financial and other information as is available to the Company or can be obtained by the Company without material expense and as such Holder may reasonably determine is required to permit such transfer to comply with the requirements of Rule 144A under the Securities Act.

     13. Transferability. The registration rights set forth in this Agreement are transferable to each transferee of Registrable Shares. Each subsequent Holder of Registrable Shares must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted pursuant to this Agreement.

     14. Representations and Warranties of the Company. The Company hereby represents and warrants to the Holders as follows: (a) the Company has full corporate power and authority to enter into this Agreement and perform its obligations hereunder; (b) this Agreement has been duly authorized, executed and delivered by the Company; and (c) the execution, delivery and performance of this Agreement by the Company does not and the performance is not expected to violate (i) the Company's charter or by-laws, (ii) any laws, rules or regulations of the United States or any state or other jurisdiction applicable to the Company or its assets or properties, or (iii) except for the approvals, consents, waivers and filings specifically described herein, require the Company to obtain any approval, consent or waiver of, or to make any filing with, any person that has not been obtained or made.

     15. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof, may be given at any time by mutual agreement in writing of the Company and the Holders of at least a majority of the Registrable Shares then outstanding. Notwithstanding the foregoing, any Holder may enter into any written amendment, modification or supplement to this Agreement, and waive or consent in writing to any departure from the provisions hereof, at any time, whether or not any other Holder is a party to such amendment, modification, supplement, waiver or consent, but any such action will be effective only as against the parties to that written document.

     16. Miscellaneous.

        (a) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and sufficient if delivered in person, by cable, telegram or facsimile (with confirmation of receipt), or sent by mail (registered or certified mail, postage prepaid, return receipt requested) or overnight courier (prepaid) to the respective parties as follows:

If to Parent:         J Net Enterprises, Inc.
                      4020 Lake Creek Drive, #100
                      Wilson, Wyoming 83014
                      Attn: Allan R. Tessler
                      Telecopy No.: (307) 734-2719


With a copy to:       Greenberg Traurig, LLP
                      200 Park Avenue, 15th Floor
                      New York, New York 10166
                      Attn: Alan I. Annex, Esq.
                      Telecopy No.: (212) 801-6400

If to the Holders:    c/o Epoch Investment Partners, Inc.
                      667 Madison Avenue
                      New York, New York 10021
                      Attn: Secretary

With a copy to:       Skadden, Arps, Slate, Meagher & Flom LLP
                      4 Times Square
                      New York, New York 10036-6522
                      Attn: Russell G. G'Oench, III
                      Telecopy No.: (212) 735-2000

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective upon receipt.

        (b) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, including, without limitation, subsequent Holders of Registrable Shares. The Company may not assign its rights or obligations hereunder without the prior written consent of at least a majority of the Registrable Shares then outstanding, other than by operation of law pursuant to a merger or consolidation to which the Company is a party; provided that such successor to the Company by merger or consolidation specifically agrees to be bound by the terms hereof.

        (c) Counterparts. This Agreement may be executed in several counterparts each of which shall be an original and all of which together shall constitute one and the same agreement.

        (d) Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to its rules of conflict of laws.

        (e) Severability. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

        (f) Entire Agreement. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

                                     COMPANY:

                                     J NET ENTERPRISES, INC.


                                     By:    /s/ Allan R. Tessler
                                            ____________________
                                     Name:  Allan R. Tessler
                                     Title: Chief Executive Officer


                                     HOLDERS:

                                     /s/ William W. Priest
                                     ________________________________
                                     William W. Priest

                                     /s/ Timothy T. Taussig
                                     ________________________________
                                     Timothy T. Taussig

                                     /s/ David Pearl
                                     ________________________________
                                     David Pearl


                                     BERENSON EPOCH LLC


                                     By:     /s/ Berenson & Company, Inc.,
                                             its managing member
                                             _____________________________
                                     Name:   Steven Wayne
                                     Title:  Secretary and Treasurer


                                     J PHILIP/DEBORAH K CLARK TRUST U/A
                                     10/06/1994


                                     By:      /s/ J. Philip Clark
                                              _____________________________
                                     Name:    J. Philip Clark
                                     Title:   Trustee